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                                                                    Exhibit 23.2
                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 1999 relating to the financial statements and financial statement schedules, which appears in Axent Technologies, Inc's Annual Report on Form 10-K for the year ended December 31, 1998.


PricewaterhouseCoopers LLP

McLean, Virginia
October 20, 1999